UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)			March 15, 2004
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)		001-01072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices			20068 (Zip Code)
Registrant's telephone number, including area code			(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report) ________________________________________________________________________________________
Pepco Form 8-K
Item 5.	Other Events.

Potomac Electric Power Company (the "Company") has entered into a Purchase Agreement, dated March 15, 2004, between the Company and Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on their own behalf and on behalf of Fleet Securities, Inc., SunTrust Capital Markets, Inc., BNY Capital Markets, Inc., Citigroup Global Markets Inc. and McDonald Investments Inc. (the "Purchase Agreement"), for the offer and sale of $175,000,000 in aggregate principal amount of 4.65% Senior Notes due April 15, 2014 and $100,000,000 in aggregate principal amount of 5.75% Senior Notes due April 15, 2034 (the "Senior Notes") issued under the Indenture, dated as of November 17, 2003, between the Company and The Bank of New York, as trustee. The offer and sale of the Senior Notes are registered with the Securities and Exchange Commission on Registration Statement on Form S-3 (Registration No. 333-106209).

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	1	Purchase Agreement.	Filed herewith.
	4.1	Form of Senior Note due 2014.	Filed herewith.
	4.2	Form of Senior Note due 2034.	Filed herewith.
	4.3	Supplemental Indenture.	Filed herewith.
	5	Opinion of Kirk J. Emge	Filed herewith.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 23, 2004 DATE		POTOMAC ELECTRIC POWER COMPANY (Registrant) By: A. W. WILLIAMS Andrew W. Williams Senior Vice President and Chief Financial Officer
-2- _________________________________________________________________________________________